UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 17, 2009

TomoTherapy Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	001-33452	39-1914727
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1240 Deming Way, Madison, Wisconsin		53717
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	608-824-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Prior independent registered public accounting firm

On March 17, 2009, the Audit Committee of the Board of Directors of TomoTherapy Incorporated (the "Company") dismissed Grant Thornton LLP as the Company’s independent registered public accounting firm.

The reports of Grant Thornton LLP on the consolidated financial statements of the Company for the fiscal years ended December 31, 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2007 and 2008 and through March 17, 2009, there have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

During the fiscal years ended December 31, 2007 and 2008 and through March 17, 2009, there have been no "reportable events" as defined in Regulation S-K, Item 304(a)(1)(v).

The Company requested that Grant Thornton LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements included above. A copy of the letter furnished by Grant Thornton LLP in response to that request, dated March 17, 2009 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On March 17, 2009, the Audit Committee of the Board of Directors of the Company engaged PricewaterhouseCoopers LLP ("PwC") as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2009.

During the Company’s fiscal years ended December 31, 2007 and 2008 and through March 17, 2009, the Company did not consult with PwC regarding any of the matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. 16.1 - Letter dated March 17, 2009 from Grant Thornton LLP regarding statements included in this Current Report on Form 8-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TomoTherapy Incorporated

March 19, 2009	By:	/s/ Stephen C. Hathaway

Name: Stephen C. Hathaway
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter dated March 17, 2009 from Grant Thornton LLP regarding statements included in this Current Report on Form 8-K